EX-99Q1(e): Copies of any new or amended Registrant investment advisory contracts

(e)(1): Fee Reduction Commitment between Northern Funds (on behalf of the Large Cap Value Fund, International Equity Fund and Small Cap Core Fund) and Northern Trust Investments, Inc. dated July 31, 2017 is hereby incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(2): Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Axiom International Investors LLC dated June 17, 2016 is hereby incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(3): Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Cambiar Investors, LLC dated June 17, 2016 is hereby incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(4): Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated June 17, 2016 is hereby incorporated by reference to Exhibit (d)(27) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(5): Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Neuberger Berman Investment Advisers LLC dated March 1, 2017 is hereby incorporated by reference to Exhibit (d)(42) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(6): Amendment No. 2 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Causeway Capital Management LLC dated March 1, 2017 is hereby incorporated by reference to Exhibit (d)(28) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(7): Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and PanAgora Asset Management, Inc. dated June 17, 2016 is hereby incorporated by reference to Exhibit (d)(49) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(8): Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Victory Capital Management Inc. dated June 17, 2016 is hereby incorporated by reference to Exhibit (d)(52) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(9): Amendment No. 1 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and WCM Investment Management dated June 17, 2016 is hereby incorporated by reference to Exhibit (d)(54) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(10): Amendment No. 3 to the Sub-Advisory Agreement between Northern Trust Investments, Inc. and Westwood Global Investments, LLC dated June 17, 2016 is hereby incorporated by reference to Exhibit (d)(60) to Post-Effective Amendment No. 130 filed with the Commission on July 28, 2017 (Accession No. 0001193125-17-240466).

(e)(11): Amended and Restated Exhibit A dated August 18, 2017 to the Management Agreement between Northern Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 132 filed with the Commission on August 18, 2017 (Accession No. 0001193125-17-262163).

(e)(12): Expense Reimbursement Agreement between Northern Funds and Northern Trust Investments, Inc. (with respect to the U.S. Quality ESG Fund) dated August 18, 2017 is hereby incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 132 filed with the Commission on August 18, 2017 (Accession No. 0001193125-17-262163).

(e)(13): Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Brandes Investment Partners, L.P. dated August 25, 2017 is hereby incorporated by reference to Exhibit (d)(60) to Post-Effective Amendment No. 136 filed with the Commission on November 17, 2017 (Accession No. 0001193125-17-347104).

(e)(14): Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Global Evolution USA, LLC dated August 25, 2017 is hereby incorporated by reference to Exhibit (d)(63) to Post-Effective Amendment No. 136 filed with the Commission on November 17, 2017 (Accession No. 0001193125-17-347104).

(e)(15): Investment Sub-Advisory Agreement between Northern Trust Investments, Inc. and Wellington Management Company LLP dated August 25, 2017 is hereby incorporated by reference to Exhibit (d)(67) to Post-Effective Amendment No. 136 filed with the Commission on November 17, 2017 (Accession No. 0001193125-17-347104).